Exhibit 1.A.(10)(a)(i)

Security Life of Denver Insurance Company Variable Life Custtomer Service Center P.O. Box 173888 · Denver, CO 80217-3888 1-800-848-6362

Investment Feature Selection Form

Security Life of Denver Insurance Company
Asset Portfolio Manager

Section A - Initial Premium Allocation

Initial Premium Allocation. Please allocate your Initial Premium to the Guaranteed Interest Division and/or among the investment options of the Separate Account. Please use whole number percentages for each division/option elected. You must allocate at least 1% of your Premium Allocation to each division/option in which you elect to invest. The total must equal 100%.

____% Guaranteed Interest Division

SEPARATE ACCOUNT INVESTMENT OPTIONS

Aim		The GCG Trust		Neuberger Berman
________ %	V.I. Capital Appreciation Fund	________ %	Liquid Asset Portfolio	________ %	AMT Growth Portfolio
________ %	V.I. Government Securities Fund			________ %	AMT Limited Maturity Bond Portfolio
		INVESCO Variable Investment Fund (VIF)		________ %	AMT Partners Portfolio
Alger American		________ %	VIF-Equity Income Fund
________ %	Growth Portfolio	________ %	VIF-High Yield Fund	Van Eck
________ %	Leveraged AllCap Portfolio	________ %	VIF-Small Company Growth Fund	________ %	Worldwide Bond Fund
________ %	MidCap Growth Portfolio	________ %	VIF-Total Return Fund	________ %	Worldwide Emerging Markets Fund
________ %	Small Capitalization Portfolio	________ %	VIF-Utilities Fund	________ %	Worldwide Hard Assets Fund
				________ %	Worldwide Real Estate Fund
Fidelity Variable Insurance Products Fund (VIP)		Janus Aspen Series
________ %	VIP Growth Portfolio (Service Class)	________ %	Aggressive Growth Portfolio
________ %	VIP Overseas Portfolio (Service Class)	________ %	Growth Portfolio
		________ %	International Growth Portfolio
Fidelity Variable Insurance Products Fund II (VIP II)		________ %	Worldwide Growth Portfolio
________ %	VIP II Asset Manager Portfolio
________ %	VIP II Index 500 Portfolio

Section B - Telephone Privilege Authorization

[ ]	Telephone Privilege Authorization: I/We authorize Security Life of Denver Insurance Company to accept telephone instructions from the Owners/ Registered Representative of the policy listed above:
[ ] Owners Only
[ ] Owner and Registered Representative

[ ]	Revocation of Telephone Privilege Authorization: I/We revoke all telephone privilege authorization in place on the policy listed above for the following persons:
[ ] Owners and Registered Representative
[ ] Registered Representative Only

By signing this form, I/we agree to hold harmless and indemnify ING Security Life for any losses arising from such authorization/revocation instructions. We further authorize ING Security Life to record telephone conversations with any person utilizing telephone privileges on the policy listed in Section 2. I/We understand that ING Security Life reserves the right to discontinue the telephone privilege at any time.

V-153-00

Section C - Automatic Rebalancing Option

[ ]  Initiate Automatic Rebalancing (complete below)

[ ]  Change Automatic Rebalancing (complete below)

Automatic Rebalancing Allocation

Aim		The GCG Trust		Neuberger Berman
________ %	V.I. Capital Appreciation Fund	________ %	Liquid Asset Portfolio	________ %	AMT Growth Portfolio
________ %	V.I. Government Securities Fund			________ %	AMT Limited Maturity Bond Portfolio
		INVESCO Variable Investment Fund (VIF)		________ %	AMT Partners Portfolio
Alger American		________ %	VIF-Equity Income Fund
________ %	Growth Portfolio	________ %	VIF-High Yield Fund	Van Eck
________ %	Leveraged AllCap Portfolio	________ %	VIF-Small Company Growth Fund	________ %	Worldwide Bond Fund
________ %	MidCap Growth Portfolio	________ %	VIF-Total Return Fund	________ %	Worldwide Emerging Markets Fund
________ %	Small Capitalization Portfolio	________ %	VIF-Utilities Fund	________ %	Worldwide Hard Assets Fund
				________ %	Worldwide Real Estate Fund
Fidelity Variable Insurance Products Fund (VIP)		Janus Aspen Series
________ %	VIP Growth Portfolio (Service Class)	________ %	Aggressive Growth Portfolio
________ %	VIP Overseas Portfolio (Service Class)	________ %	Growth Portfolio
		________ %	International Growth Portfolio
Fidelity Variable Insurance Products Fund II (VIP II)		________ %	Worldwide Growth Portfolio
________ %	VIP II Asset Manager Portfolio
________ %	VIP II Index 500 Portfolio

____% Guaranteed Interest Division

Frequency and Date of Automatic Rebalancing: (If no options are marked, frequency will be quarterly and/or date will be last valuation date of calendar period.)

Frequency:

[ ]  Monthly            [ ]  Quarterly            [ ]   Semi-annually             [ ]  Annually

Date:

[ ]  Policy Processing Date - Date on which processing will occur based on frequency selected beginning _________________________ (Month/Date)

[ ]  Last Valuation Date of Calendar Period

[ ]  Specific Date each Period beginning_____________________ (Specify Date)

Section D - Dollar Cost Averaging Option

[ ]  Initiate Dollar Cost Averaging (complete below)          [ ]  Change Dollar Cost Averaging (complete below)

Please transfer $___________ or _____% from:

(check one only)	[ ]	The GCG Trust Liquid Asset Portfolio	[ ]	Neuberger Berman Limited Maturity Bond Investment Option

     into: the Separate Account Investment Option(s) selected below.

Dollar Cost Averaging Allocation

	AIM		Janus Aspen Series
$________or________%	V.I. Capital Appreciation Fund	$________or________%	Aggressive Growth Portfolio
$________or________%	V.I. Government Securities Fund	$________or________%	Balanced Portfolio
	Alger American	$________or________%	Growth Portfolio
$________or________%	Growth Portfolio	$________or________%	International Growth Portfolio
$________or________%	Leveraged AllCap Portfolio	$________or________%	Worldwide Growth Portfolio
$________or________%	MidCap Growth Portfolio		Neuberger Berman
$________or________%	Small Capitalization Portfolio	$________or________%	AMT Growth Portfolio
	Fidelity Variable Insurance Products Fund (VIP)	$________or________%	AMT Limited Maturity Bond Portfolio
$________or________%	VIP Growth Portfolio (Service Class)	$________or________%	AMT Partners Portfolio
$________or________%	VIP Overseas Portfolio (Service Class)		Van Eck
	Fidelity Variable Insurance Products Fund II (VIP II)	$________or________%	Worldwide Bond Fund
$________or________%	VIP II Asset Manager Portfolio	$________or________%	Worldwide Emerging Markets Fund
$________or________%	VIP II Index 500 Portfolio	$________or________%	Worldwide Hard Assets Fund
	The GCG Trust	$________or________%	Worldwide Real Estate Fund
$________or________%	Liquid Asset Portfolio
INVESCO Variable Investment Fund (VIF)
$________or________%	VIF Equity Income Fund
$________or________%	VIF-High Yield Fund
$________or________%	VIF-Small Company Growth Fund
$________or________%	VIF-Total Return Fund
$________or________%	VIF Utilities Fund

____% Guaranteed Interest Division

Frequency and Date of Dollar Cost Averaging: (If no options are marked, frequency will be monthly and/or date will be policy processing date.)

Frequency:

[ ]  Monthly        [ ]  Quarterly        [ ]  Semi-annually        [ ]  Annually

Date:
[ ]	Policy Processing Date - Date on which processing will occur based on frequency selected beginning_________________________________ (Month/Date)
[ ]	Specific Date each Period beginning__________________________ (Specify Date)

Terminate:
[ ]	Terminate Dollar Cost Averaging on (date) _____________________
[ ]	Terminate Dollar Cost Averaging when investment option from which money is being transferred reaches $_________________

Section E - Premium Allocation Change Request

Aim		The GCG Trust		Neuberger Berman
________ %	V.I. Capital Appreciation Fund	________ %	Liquid Asset Portfolio	________ %	AMT Growth Portfolio
________ %	V.I. Government Securities Fund			________ %	AMT Limited Maturity Bond Portfolio
		INVESCO Variable Investment Fund (VIF)		________ %	AMT Partners Portfolio
Alger American		________ %	VIF-Equity Income Fund
________ %	Growth Portfolio	________ %	VIF-High Yield Fund	Van Eck
________ %	Leveraged AllCap Portfolio	________ %	VIF-Small Company Growth Fund	________ %	Worldwide Bond Fund
________ %	MidCap Growth Portfolio	________ %	VIF-Total Return Fund	________ %	Worldwide Emerging Markets Fund
________ %	Small Capitalization Portfolio	________ %	VIF-Utilities Fund	________ %	Worldwide Hard Assets Fund
				________ %	Worldwide Real Estate Fund
Fidelity Variable Insurance Products Fund (VIP)		Janus Aspen Series
________ %	VIP Growth Portfolio (Service Class)	________ %	Aggressive Growth Portfolio
________ %	VIP Overseas Portfolio (Service Class)	________ %	Growth Portfolio
		________ %	International Growth Portfolio
Fidelity Variable Insurance Products Fund II (VIP II)		________ %	Worldwide Growth Portfolio
________ %	VIP II Asset Manager Portfolio
________ %	VIP II Index 500 Portfolio

_____% Guaranteed Interest Division

Section F - Signatures

I/We acknowledge that we have read and understand:

  the terms and conditions listed in the instructions to this form, the Prospectus and the Policy for each of the options or changes requested.
  I/we can cancel or change any elections requested in Sections 5 and 7 above by sending written notice to the Customer Service Center at least 7 days before the next transfer date.
  that dollar cost averaging and automatic rebalancing will begin on the date specified only if ING Security Life has received this signed form at least 7 days before the date specified.

Signature of Owner(s):

____________________________________________________________   Date________________

____________________________________________________________   Date________________

____________________________________________________________   Date________________

Daytime Phone Number:_________________________